STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.

9/99

Agreement of Lease, made as of this September 1 day of in the year 2004, between Getty Square Partners LLC, having an address at c/o ABC Realty, 152 West 57th Street, New York, New York 10019, party of the first part, hereinafter referred to as OWNER, and Interboro Institute, Inc., having an address at 450 West 56th Street, New York, New York 10019 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the sixth (6th) floor, as more particularly depicted by cross-hatching on Exhibit A attached hereto in the building known as 30 South Broadway, Yonkers, New York ~~in the Borough of~~ ~~, City of New York~~, for the term of See Rider ~~(or until such term shall sooner cease and expire as hereinafter provided) to commence on the day of in the year , and to end on the day of in the year both dates inclusive~~, at an annual rental rate of See Rider and

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder, and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for See Rider provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, ~~by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant~~, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises, or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the demised premises by Owner, at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building), the windows and window frames, and the fixtures and appurtenances therein, and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by, or resulting from, the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from Tenant's conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten (10) days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, ~~whether or not arising out~~ of Tenant's ~~use or manner of use~~ thereof, or, with respect to the building, if arising out of Tenant's ~~use or manner of~~ use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any

property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and
14 position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's
15 expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence
16 of Owner, its agents, servants or employees; Owner
17 or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent, nor shall the same release Tenant
18 from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the
19 casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date
20 set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance
21 claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Rider to be added if necessary.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and 22
equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other 23
reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably 24
desirable to any portion of the building, or which Owner may elect to perform in the demised premises after Tenant's failure to make repairs, or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use, maintain and replace pipes and conduits in and through the demised premises, and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to 25
enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six (6) months of the term for the purpose of showing the same to prospective tenants, and may, during said six (6) months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised 26
premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligation hereunder.

Security: 31. Tenant has deposited with Owner the sum of $ See Rider as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant
48 defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the
49 date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner
50 shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions: 33. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be
51 unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such
52 work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. 53

Glass: 37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Estoppel Certificate: 38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

Directory Board Listing: 39. If, at the request of, and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

Successors and Assigns: 40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

Space to be filled in or deleted.

See Rider attached hereto and made a part hereof.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner: ....

Getty Square Partners LLC

By: ______________ [L.S]

Witness for Tenant ....

Interboro Institute, Inc.

BY: ______________

ACKNOWLEDGEMENT

STATE OF NEW YORK,

ss.:

COUNTY OF

On the ________ day of ________________ in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
NOTARY PUBLIC

IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by Tenant, whether or not caused by Tenant, its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises, any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep, or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. ~~Tenant shall not mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct.~~ Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours, and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building, and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part. 54

9. Tenant shall not obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests such pass, and shall be liable to Owner for all acts of such persons. ~~Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from [illegible] a.m. to 6:00 p.m. and [illegible] 8:00 a.m. to 1:00 p.m. [illegible]~~ reason of Owner excluding from the building any person who does not present such pass.

~~11. Owner shall have the right to prohibit any advertising by Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.~~

12. Tenant shall not bring, or permit to be brought or kept, in or on 55
the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other tenants in the beneficial use of their premises.

14. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to 56
collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

* 57

Address

Premises

TO

STANDARD FORM OF

Loft Lease

Dated

In the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ....
Checked by ....
Entered by ....
Approved by ....

Inserts to Standard Form of Loft Lease between Getty Square Partners LLC, as Owner, and Interboro Institute, Inc., as Tenant, with respect to a portion of the sixth (6th) floor at 30 South Broadway, Yonkers, New York

1. which consent shall not be unreasonably withheld or delayed

2. adversely

3. reasonably

4. reasonably

5. after written notice

6. within a reasonable time after it learns of an installation made by Tenant without Landlord's consent (where consent was required), notifies Tenant that it elects to have them removed by Tenant at the expiration or earlier termination of this Lease,

7. reasonable

8. Without limiting the generality of the foregoing, Owner shall make all repairs and improvements necessary to keep in good order and condition the Building Project (including all public and common areas and the structural elements thereof) and all Building Project facilities and systems to their point of entry to the demised premises, including, without limitation, the electrical, heating, ventilation, sprinkler, elevator, plumbing, toilet and other systems which affect, or are connected to the demised premises; provided, however, that Owner shall not be required to make any repairs to Tenant's trade fixtures, or any decorations, alterations or additions or improvements installed by Tenant, or to make any repairs necessitated by the negligence, act or omission of Tenant, its agents, employees, contractors and licensees. Except as provided in the foregoing sentence,

9. subject to the provisions of Article 9 of this Lease,

10. within thirty (30) days

11. In the event that Owner performs any repairs or alterations to the demised premises or the Building Project, Owner shall repair any damage to the demised premises caused thereby and shall exercise all commercially reasonable efforts to perform the same in a manner which does not substantially interfere with the conduct of Tenant's business.

12. Except as otherwise provided herein, Tenant shall not be obligated to comply with any statutes, laws, ordinances, or requirements of any public authorities or any requirements or recommendations of Owner's insurance carriers (herein individually or collectively called "Legal Requirements") unless the Legal Requirement is Tenant Generated (as defined herein), in which event Tenant shall be responsible for the same whether such Legal Requirement is structural or non-structural in nature. Owner shall be responsible for compliance with Legal Requirements which are Owner Generated (as defined herein), whether the same are of a structural or non-structural nature.

    "Tenant Generated" shall mean that the Legal Requirement was made necessary by any act or work performed by Tenant or its agents or by the nature of Tenant's use or by the manner of the conduct by Tenant of its permitted use. "Owner Generated" shall mean that the Legal Requirement was made necessary by any act or work performed by Owner or its agents. If the Legal Requirements are neither Tenant Generated or Owner Generated, then such requirements shall be referred to as "General Requirements."

    Tenant shall also be responsible for General Requirements which are of non-structural nature and apply to the demised premises (but not other portions of the Building). Subject to Article 45(a), Owner shall be responsible for General Requirements which are of a structural nature pertaining to the demised premises.

13. particular use (as opposed to mere office)

14. (excluding light office equipment , e.g. personal computers and copiers)

15. reasonable

16. willful act, omission or

17. contractors

18. other than

19. unless the remainder of the demised premises which is not damaged is not and cannot be operated by Tenant in an economically feasible manner, in which case the fixed rent and additional rent payable hereunder shall be fully abated until restoration of the demised premises.

20. provided Owner terminated the leases of the majority of the other tenants in the Building Project

21. , specifically excepting financial incapacity.

22. and the unamortized portion of its leasehold improvements

23. following reasonable notice to Tenant

24. reasonably

25. following reasonable notice to Tenant and during Tenant's normal business hours

26. in the case of an emergency,

27. which is not vacated within forty-five (45) days

28. thirty (30)

29. which continues for ten (10) days after notice thereof

30. further

31. reasonable

31.5 (in the case of an emergency) or at any time if such default continues following the expiration of a fifteen (15) day notice and cure period,

32. thirty (30)

33. In the event of a dispute between the parties with respect to the rights and obligations under this Article 19 in which a court proceeding is instituted by either party to resolve such dispute, the losing party in such court proceeding shall pay the prevailing party's reasonable attorney's fees and litigation costs.

34. , provided the foregoing does not materially interfere with Tenant's ingress/egress to and from the demised premises and/or the building and Owner gives Tenant notices of any change of the name, number or designation of the building.

35. casualty, damage, events of the nature described in Paragraph 10, obsolescence and Owner's failure to make repairs required of it hereunder

36. required to be removed by the provisions hereof

37. five (5) days

38. or Tenant

39. or payment by Tenant

40. or Tenant

41. or Tenant, as the case may be,

42. or compulsory

43. With respect to Paragraph 28:

    a. Notices may also be given by either party by national overnight courier service, such as Federal Express.
    b. All notices sent by certified mail must also be sent with "return receipt requested".
    c. All notices shall be deemed give upon receipt or refusal thereof.

44. and light-duty kitchen

45. within thirty (30) days after

45.5 11:00 p.m.

46. 3:00 p.m., and use commercially reasonable efforts to have at least one (1) passenger elevator on call at all other times, subject to breakdowns, repairs and Force Majeure

47. reasonably

48. beyond the expiration of any applicable notice and cure periods

49. within thirty (30) days

50. upon such transfer, but not otherwise

51. or conditioned upon the payment of money or otherwise. For purposes of this Lease, whenever the words "include", "includes" or "including" are used, they shall be deemed to be followed by the words "without limitation", and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.

52. reasonable

53. Notwithstanding the foregoing, Owner shall enforce the Rules and Regulations in a non-discriminatory manner.

54. reasonably

55. Except normal cleaning supplies

56. , but reasonable

57. All references in this printed form of Lease to the "building" shall, in the context of Owner's representations and repair and maintenance obligations, be deemed to mean the "Building Project," as same is defined in Article 47(1)(a)(iii).

RIDER ANNEXED TO LEASE BETWEEN GETTY SQUARE PARTNERS LLC, AS LANDLORD, AND INTERBORO INSTITUTE, INC., AS TENANT, FOR A PORTION OF THE SIXTH (6TH) FLOOR AT 30 SOUTH BROADWAY, YONKERS, NEW YORK

41. PROVISION OF RIDER

This rider is annexed to and made a part of the printed part of the Lease to which it is attached and in each instance in which the provisions of this Rider shall contradict or be inconsistent with the provisions of the printed portion of this Lease, as constituted without this Rider, the provisions of this Rider shall prevail and govern and the contradicted or inconsistent provisions of the printed portion of this Lease shall be deemed amended accordingly.

42. CERTIFICATES BY TENANT

At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the building containing the demised premises (the "Building") and the land (the "Land") upon which the Building is erected, on at least ten (10) business days' prior written request by Landlord, will deliver to Landlord a statement certifying that this Lease is not modified and is in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are then any existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this Lease, and if so, specifying the default of which the signer of such statement has knowledge.

At any time and from time to time, Landlord, for the benefit of Tenant, on at least ten (10) business days' prior written request by Tenant, will deliver to Tenant a statement certifying that this Lease is not modified and is in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are then any existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this Lease, and if so, specifying the default of which the signer of such statement has knowledge.

43. LIMITATION OF LIABILITY

(a) Notwithstanding anything to the contrary contained in this Lease, none of the Landlord Parties (defined below) shall be liable to Tenant or its partners, principals, shareholders, directors, officers, contractors, agents, employees, invitees, sublessees, assignees, licensees or any other person or entity claiming through or under Tenant for any loss, injury or damage to Tenant or to any other person or entity, or to its or their property, or for any inconvenience, annoyance, interruption or injury to business arising from (i) Landlord performing any maintenance, repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to the fixtures, equipment or appurtenances of the Building or the demised premises (nor shall Tenant or any other person or entity be entitled, except as expressly set forth herein, to any abatement or suspension of its obligation to pay fixed annual rent or any additional rent or any other obligations hereunder or be construed to be constructively or otherwise evicted on account of the foregoing), irrespective of the cause of such loss, injury, damage, inconvenience, annoyance, interruption or injury unless caused by or resulting from the negligence or willful misconduct of Landlord or its agents or employees; provided, however, that even if due to any such negligence or willful misconduct of Landlord, its agents or employees, Tenant waives, to the full extent permitted by law, any claim for any indirect, consequential or punitive damages, including loss of profits in connection therewith and (ii) (notwithstanding whether the loss, injury or damage is caused by the negligence or willful misconduct of any Landlord Party) any injury or damage for which Tenant would have been reimbursed under policies of insurance required to be maintained by Tenant by the terms of this Lease had Tenant (A) not failed to procure or maintain such policies of insurance and (B) not failed to procure or maintain such policies of insurance with at least the limits specified herein.

(b) Tenant shall look solely to the estate and property of Landlord in the Building Project and any proceeds therefrom for the satisfaction of Tenant's remedies for the collection of a judgment or judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, shareholders, officers, directors, partners, members, principals (disclosed or undisclosed) or affiliates, whether directly or indirectly through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person or entity shall be subject to levy, lien, execution, attachment or other enforcement procedure for any liability of Landlord to Tenant under this Lease or under law.

(c) In no event shall Landlord be liable for any loss, injury or damage (including indirect, consequential or punitive damages) claimed by Tenant or any person or entity claiming through or under Tenant in connection with the failure or refusal by Landlord to grant its consent or approval with respect to any matter as to which it is entitled to give its consent or approval pursuant to this Lease, except if a court of competent jurisdiction has found that Landlord acted in bad faith. If Landlord withholds or delays its consent or conditions its consent and Tenant believes that Landlord did so unreasonably, Tenant may prosecute an action for declaratory relief to determine if Landlord properly withheld, delayed or conditioned its consent, but Tenant waives and discharges any claims it may have against Landlord for damages arising from Landlord's withholding, delaying or conditioning its consent, except if a court of competent jurisdiction has found that Landlord acted in bad faith. In any such action, the non-prevailing party shall bear all reasonable attorneys' fees incurred by the parties in connection therewith.

44. INSURANCE

To the extent any injury, loss, claim, or damage to any person or property is not covered by insurance, Tenant shall save Landlord harmless and indemnify it from and against all injury, loss, claims or damage to any person or property while on the demised premises arising out of the particular manner of use of the demised premises by Tenant during the term of this Lease and from and against all injury, loss, claim or damage to any person or property anywhere in the Building during the term of this Lease occasioned by the acts or omissions of Tenant or Tenant's servants, employees or licensees.

Tenant covenants and agrees that during the term of this Lease it will provide and keep in force (a) all risk property insurance with a limit of not less than $500,000 covering physical loss to improvements, alterations and Tenant's property in the demised premises, (b) broad form commercial general liability insurance written on a per occurrence basis with a per occurrence limit of not less than $2,000,000, (c) business interruption insurance in a face amount of not less than the aggregate amount, for a period of twelve (12) months following the insured against peril, of 100% of all rent and additional rent to be paid by Tenant hereunder and (d) worker's compensation insurance and employer's liability coverage in statutory limits, and New York State disability insurance as required by law, covering all employees.

All such insurance to be obtained by Tenant in connection with this Lease shall be effected in standard form under valid enforceable policies issued by insurers licensed to do business in the State of New York as shall be reasonably acceptable to Landlord and shall, except in the case of workmen's compensation insurance, name Landlord (and any other party reasonably designated by Landlord) as an additional insured. Certificates of such insurance shall be delivered to Landlord prior to the commencement date hereof and from time to time during the term of this Lease at least ten (10) days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such policies shall not be canceled except upon thirty (30) days' prior written notice to each name insured and (ii) the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the demised premises. Nothing in this paragraph shall prevent Tenant from taking out such insurance under a blanket insurance policy or policies which also can cover other properties, or parts thereof, owned, leased or operated by Tenant as well as the demised premises, provided the insurance applicable to the demised premises is not less than the amounts required herein.

Tenant agrees to pay all premiums and charges for such insurance, and in the event of its failure to make any such payment when due, or in the event of its failure to provide such insurance or renewal thereof, Landlord may procure the same and/or pay the premium thereon (but in no event shall Landlord be obligated so to do), and Tenant agrees to pay such premiums to Landlord within ten (10) days after demand as additional rent.

Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring any of the other parties, and each hereby waive their entire right of recovery against the other, for any loss or damage arising out of or incident to the perils insured, or required pursuant to this Lease to be insured even though such loss or damage might have been occasioned by the negligence of Landlord, Tenant, or their respective agents, employees, contractors, invitees and/or permitted subtenants. The foregoing waiver is subject, however, to the amount of insurance obtained or required to be obtained (whichever is greater) by the other party and to the extent such insurance is collectible. Each of Landlord and Tenant (i) shall give notice to their respective insurers that the foregoing mutual waiver of recovery is contained in this Lease and, if required by any such insurer, shall obtain such insurer's prior consent to the foregoing waiver of its and its insured's right of recovery, and (ii) shall endeavor to obtain from their respective insurers an appropriate clause in, or an endorsement upon, each such insurance policy pursuant to which each such insurer shall agree that the foregoing waiver shall not affect the validity or enforceability of its insured's coverage. If such a clause or endorsement is obtainable only upon payment of an additional premium, each party shall pay such additional premium. If it is not possible to obtain a clause or endorsement of the type described in clause (ii) above, then the party unable to obtain such clause or endorsement shall notify the other party of this fact and such party shall no longer be obligated hereunder to endeavor to obtain such a clause or endorsement in its insurance policies. The provisions of this subparagraph shall be applicable to any new or renewal insurance policies which Tenant may obtain during the term hereof.

During the term of this Lease, Landlord shall maintain commercially reasonable amounts of standard commercial liability and property insurance covering the Building Project.

45. <u>COMPLIANCE WITH LAW</u>

(a) (i) Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall also, at Tenant's sole cost and expense, pay for the cost of rubbish and trash removal from the demised premises. Tenant or Tenant's cleaning contractor shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law.

(ii) Landlord reserves the right to prohibit the removal of refuse or to collect or accept from Tenant any waste products, garbage, refuse or trash that are not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor reasonably satisfactory to Landlord. Tenant shall pay all reasonable, out-of-pocket costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Article and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless from and against any actions, claims, suits, costs and expenses (including reasonable legal fees and expenses) arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

(b) (i) Tenant shall, at Tenant's expense, comply with all laws now or hereafter existing, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, that impose any obligation, order or duty on Landlord or Tenant during the term of this Lease with respect to the Building or any part thereof (including the demised premises) if such obligation, order or duty arises from: (A) the particular manner of conduct of Tenant's business or operation of its equipment therein; (B) any cause or condition created by or at the instigation of Tenant, including, without limitation, any improvement or alteration; (C) the default in any of Tenant's obligations hereunder beyond the expiration of any applicable grace or cure period; (D) any Hazardous Substance (defined below) brought into the Building by Tenant, any assignee or subtenant of Tenant or any of their agents, contractors or invitees or (E) Tenant's operating a school or educational facility in the demised premises. Tenant shall promptly forward to Landlord any notice it receives of the violation of any law involving the demised premises. Tenant shall pay, within twenty (20) days after demand therefor, all reasonable, actual, out of pocket costs and expenses, and all fines, penalties and damages that may be imposed upon Landlord by reason of or arising out of Tenant's failure to comply with the provisions of this Article.

(ii) Tenant shall promptly comply with all requirements relating to the Americans with Disabilities Act, 42 U.S.C. §12,101 et seq. and the regulations promulgated thereunder as in effect from time to time ("ADA Requirements") to the extent same applies to the demised premises only. Tenant shall have exclusive responsibility for compliance with ADA Requirements pertaining to the

interior of the demised premises, including for the design and construction of the access thereto and egress therefrom to the common areas of the Building, provided, however, that Landlord shall be responsible of access and egress from the main entrance of the Building Project. Landlord shall have responsibility for compliance with ADA Requirements which affect the common areas of the Building Project to the extent same is not necessitated by the acts or omissions of Tenant, its employees or agents or is otherwise the obligation of another tenant. Tenant shall comply with any reasonable plan adopted by Landlord which is designed to comply with ADA Requirements.

46. BINDING EFFECT

The submission by Landlord of this Lease in draft form shall be deemed solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligation, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals hereof shall have been delivered to the respective parties.

47. REAL ESTATE TAXES; COMMON CHARGES

1. Real Estate Taxes

Tenant shall pay to Landlord, as additional rent, Tenant's proportionate share of real estate tax escalations based on increases in Real Estate Taxes (defined below) in accordance with this Article:

(a) Definitions: For the purpose of this Article, the following definitions shall apply:

(i) The term "Base Tax Year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 2004 and ending June 30, 2005.

(ii) The term "The Percentage" shall mean 12.5%.

(iii) The term "The Building Project" shall mean Condominium Unit 2 in the 30 South Broadway Condominium, together with improvements thereon, in the building (the "Building") known as 30 South Broadway, Yonkers, New York.

(iv) The term "Comparative Year" shall mean the twelve months following the Base Tax Year and each subsequent period of twelve months.

(v) The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project and shall be charged to real estate owners as a class. If, due to a future change in the method of taxation or in the taxing authority or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes or in lieu of or additions to or increases of said Real Estate Taxes and shall be charged to real estate owners as a class, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes" for the purpose hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in Real Estate Taxes for each Comparative Year in which such installments may be paid, the installments of such assessment so becoming payable during such Comparative Year. Notwithstanding the other provisions of this Article, the term "Real Estate Taxes" and the obligation of Tenant to pay its pro rata share of Real Estate Taxes shall not include any municipal, state or federal income taxes assessed against Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance, or transfer taxes of Landlord, or any franchise taxes imposed upon any corporation, or any income, profits or revenue tax,

assessment or charge imposed upon the rent received by Landlord under this Lease or any fines, interest or penalties imposed for Landlord's late payment of any Real Estate Tax.

(vi) The phrase "Real Estate Taxes payable during the Base Tax Year" shall mean the Real Estate Taxes payable for the Base Tax Year.

(vii) In addition to the foregoing, Tenant will be responsible to pay to Landlord, within thirty (30) days of being billed therefor, The Percentage of any business improvement district or similar tax imposed against the Building Project or Landlord.

(b) 1. In the event that the Real Estate Taxes payable for any Comparative Year shall exceed the amount of the Real Estate Taxes payable during the Base Tax Year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to The Percentage of the excess. Before or after the start of each Comparative Year, Landlord shall furnish to Tenant a statement of the Real Estate Taxes payable for such Comparative Year, and a statement of the Real Estate Taxes payable during the Base Tax Year. If the Real Estate Taxes payable for such Comparative Year exceed the Real Estate Taxes payable during the Base Tax Year, additional rent for such Comparative Year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within thirty (30) days after receipt of the aforesaid statement. The benefit of any discount for any earlier payment or prepayment of Real Estate Taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from the Real Estate Taxes payable for any Comparative Year.

2. Should the Real Estate Taxes payable for the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise, then the Real Estate Taxes payable hereunder for all Comparative Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, as additional rent, within thirty (30) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the Real Estate Taxes payable during the Base Tax Year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation, adjustment and refund of overpayment also shall be made.

3. If, after Tenant shall have made a payment of additional rent under this subdivision (b), Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any Comparative Year after the Base Tax Year on which such payment of additional rent shall have been based, as a result of a reduction of such Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) days after receiving the refund, pay to Tenant The Percentage of the refund less The Percentage of reasonable expenses (including reasonable attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If, prior to the payment of taxes for any Comparative Year, Landlord shall have obtained a reduction of that Comparative Year's assessed valuation of the Building Project, and therefore of said taxes, then the term "Real Estate Taxes" for that Comparative Year shall be deemed to include the amount of Landlord's reasonable expenses in obtaining such reduction in assessed valuation, including reasonable attorneys' and appraisers' fees.

(c) In no event shall the fixed annual rent under this Lease be reduced by virtue of this Article.

(d) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of the additional rent for the Comparative Year during which such expiration or termination occurs shall become due and payable by Tenant to Landlord. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such Comparative Year. Promptly after said expiration or termination, Landlord shall compute the additional rent from Tenant, as aforesaid, which computations shall either be based on that Comparative Year's actual figures or be an estimate based upon the most recent statements theretofore prepared by Landlord and furnished to Tenant under subdivisions (b) and (c) above. If an estimate is used, then Landlord shall promptly cause statements to be prepared on the basis of that Comparative Year's actual figures and within thirty (30) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made.

(e) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date (except in the case of a cancellation by mutual agreement, casualty or condemnation), Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the Lease expiration or termination date. Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (d) above shall survive any expiration or termination of this Lease for a period of one (1) year.

(f) Any delay or failure of Landlord in billing for any additional rent payable as hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent hereunder; provided, however, that Landlord may not bill Tenant for any such additional rent more than one (1) year after the expiration date of this Lease.

2. Common Charges

Beginning in 2005 and continuing throughout the term of the lease, Tenant shall pay to Landlord, as additional rent within thirty (30) days of demand therefor, an amount equal to 12.5% of all increases in common charges due from Landlord to the 30 South Broadway Condominium over the common charges due in 2004 (the "Base Common Charge Year"). Any delay or failure of Landlord in billing for such additional rent shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent hereunder; provided, however, that Landlord may not bill Tenant for any such additional rent more than one (1) year after the expiration date of this Lease.

48. INTENTIONALLY OMITTED

49. ALTERATIONS

Anything in Article 3 to the contrary notwithstanding, Landlord shall not unreasonably withhold, condition or delay approval of written requests of Tenant to make structural and non-structural interior alterations, decorations, additions and improvements (herein referred to as "alterations") in the demised premises, provided that such alterations do not affect utility services or plumbing and electrical lines or other systems of the Building, and provided that all such alterations shall be performed in accordance with the following conditions:

(a) All structural alterations, all alterations affecting plumbing and electrical systems and all non-structural alterations costing more than $15,000 shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

(b) All alterations shall be performed in a good and workmanlike manner. All alterations shall be performed in compliance with all other applicable provisions of this Lease and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction; and Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

(c) All work in connection with alterations shall be performed with licensed and insured labor having the proper jurisdictional qualifications.

(d) Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Landlord certificates evidencing the existence of the following insurance:

(i) Workmen's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the demised premises.

(ii) General liability insurance naming Tenant as insured and Landlord and its designees as additional insureds, with limits of not less than $500,000 in the event of bodily injury to one person and not less than $2,000,000 in the event of bodily injury to any number of persons in any one occurrence, and with limits of not less than $500,000 for property damage.

Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be obtained from a company authorized to do business in New York and reasonably

satisfactory to Landlord, and all policies, or certificates therefor, issued by the insurer and bearing notations evidencing the payment of premiums, shall be delivered to Landlord.

(e) All work to be performed by Tenant shall be performed in a manner which will not unreasonably interfere with or disturb other tenants and occupants of the Building.

(f) Tenant shall not be required to remove any fixtures, panelling, partitions, railings or other installations presently constituting a part of the demised premises, constituting a part of the initial fitting up of the demised premises for Tenant's occupancy, installed by Landlord at its expense or subsequently installed by Tenant.

(g) All trade fixtures and other movable property installed by Tenant in the demised premises shall remain Tenant's property and shall be removed by Tenant on or before the lease expiration date or upon the sooner termination of this Lease, provided only that Tenant shall repair any damage to the demised premises resulting from such removal.

(h) Any alterations to be made by Tenant (other than plumbing and electrical work) may be performed by any reputable contractor or mechanic (collectively, the "Contractor") selected by Tenant and approved by Landlord, which approval Landlord agrees it will not unreasonably withhold, condition or delay, provided the Contractor's performance of the alterations would not result in any labor discord in the Building.

(i) Tenant may, at any time during the Term, remove any alteration made by Tenant which is not otherwise prohibited by the terms of this Lease, solely at its expense, provided Tenant promptly repairs any damage resulting from such removal. This provision shall survive the expiration or sooner termination of this Lease.

(j) Any restoration or repair which Tenant is required to make (whether structural or non-structural) shall be of quality or class equal to the then Building standard, as reasonably determined by Landlord.

(k) Prior to making any alterations, Tenant (i) shall, if required pursuant to (a) above, submit to Landlord detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing and structural drawings) (collectively, "Plans") for each proposed alteration and shall not commence any such alteration for which Landlord's consent is required without first obtaining Landlord's approval of such plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed, (ii) shall, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and furnish copies of the same to Landlord, and (iii) shall furnish to Landlord duplicate original policies of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such alteration), and comprehensive public liability insurance (including property damage coverage, completed operations/product liability), all in such form, with such companies, for such periods and in such amounts as set forth in (d) above, naming Landlord, its agents and any other parties reasonably required by Landlord as an additional insured. If Landlord withholds its approval of the Plans, Landlord will provide Tenant with reasonable specificity of its objections or concerns with respect thereto, and Tenant shall make appropriate modifications to correct or eliminate the objections specified by Landlord in such disapproval and shall resubmit the modified Plans and specifications to Landlord. The terms and provisions set forth in this Article governing the approval and disapproval of the Plans shall apply equally to Tenant's revised Plans and all change orders. Upon completion of such alteration, Tenant, at Tenant's expense, shall (i) obtain certificates of final approval of such alteration required by any governmental or quasi-governmental bodies and (ii) shall furnish Landlord with copies of the "as built" plans for such alterations including, but not limited to, a reflected ceiling plan, mechanical and electrical drawings, a partition plan and any other drawings which may be reasonably required to indicate accurately the layout and systems of the demised premises. In the event that Landlord shall not respond to a written request to approve of Tenant's plans and/or plan modifications within ten (10) business days of receipt (or five (5) business days in the case of a written request involving re-submitted plans with modifications), then Tenant shall make a second written request therefor to Landlord with a copy sent to Phillips Nizer LLP, 666 Fifth Avenue, New York, New York 10103, Attention: Lawrence B. Simon, Esq. (which second request shall state that it is a second notice and that Landlord's approval shall be deemed granted if Landlord fails to respond within five (5) business days) and, if Landlord shall not respond within five (5) business days of receipt of such second written request, such plans or plan modifications shall be deemed approved by Landlord.

(l) Tenant shall not create or permit to be created any lien, encumbrance or charge upon the demised premises or any part thereof or the income therefrom, or any assets of Landlord, and Tenant in no event shall suffer any other matter or thing whereby the estate, rights and interest of Landlord in the demised premises or the Building, or any part thereof, or any assets of Landlord, might be impaired.

(m) If any mechanic's, laborer's or materialman's lien at any time shall be filed against the Building, the demised premises or any part thereof (other than arising from the acts or omissions of Landlord, its employees, agents or contractors) for any work performed or alleged to have been performed for Tenant or any person or entity acting through Tenant, Tenant, within forty-five (45) days after notice to Tenant of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Landlord, with all reasonable. out-of-pocket costs and expenses incurred and actually paid by Landlord in connection therewith, together with interest thereon at the highest rate permitted by law from the respective dates of Landlord's making of the payment or incurring of the costs and expenses, shall be paid by Tenant to Landlord within thirty (30) days after demand.

(n) Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of materials that would give rise to the filing of any lien against the demised premises or the Building or any part thereof or any assets of Landlord. Notice is hereby given, and Tenant shall deliver written notice, in the form of Exhibit A attached hereto, to all contractors at the demised premises prior to the performance of any work therein so stating, that Landlord shall not be liable for any work performed or to be performed at the demised premises for Tenant or for any materials furnished or to be furnished at the demised premises for any of the foregoing, and that no mechanic's or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the demised premises or the Building or any asset of Landlord. As a condition to Landlord's consent to any alteration, such notice shall be acknowledged by Tenant and any contractor, subcontractor, laborer or materialman and such acknowledged notice shall be delivered to Landlord.

(o) Except as specifically provided in this Lease, Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate or assets of Landlord or of any interest of Landlord in the demised premises or the Building.

(p) Notwithstanding anything to the contrary contained herein, Tenant may at its own expense and without the consent of Landlord, during the term of the Lease, make decorations within or upon the demised premises including but not limited to: painting, wallpapering, carpeting, alteration and installation of counters, racks, shelving, lighting, fixtures and the installation of all exterior signs, all as Tenant may consider necessary for the conduct of its business, provided Tenant secures all permits required by any state or local municipality or governmental agency and complies with all governmental ordinances and regulations.

50. <u>SUBLETTING AND ASSIGNMENT</u>

Supplementing the provisions of Article 11 hereof, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease or to a subletting of all or part of the demised premises, provided that any such assignment or subletting shall be made solely upon the following terms and conditions:

1. No assignment and no subletting shall become effective unless and until Tenant shall have given Landlord at least fifteen (15) business days' prior written notice of such proposed assignment or proposed bona fide subletting, together with a statement containing the name and address of the proposed sublessee or assignee, adequate information as to its reputation and financial condition and the intended use of the demised premises (or any portion thereof, as the case may be), and a copy of the proposed sublease or assignment. The parties agree that if there is a proposed assignment or a proposed subletting of all the demised premises for at least seventy-five (75%) percent

of the balance of the term of this lease, then Landlord shall thereupon have the option, exercisable by written notice within fifteen (15) business days after receipt of the notice from Tenant, to terminate this Lease effective as of the effective date of the proposed assignment or the commencement date of the term of such proposed subletting. If there is a proposed subletting of all of the demised premises for less than seventy-five (75%) percent of the balance of the term of this Lease or of part but not all of the demised premises, then Landlord shall thereupon have the option, exercisable by written notice within fifteen (15) business days after the receipt of the notice from Tenant, to delete the space proposed to be subleased from the premises demised hereunder (with a prorated adjustment in all payments due hereunder for the period of such proposed subletting) effective as of the commencement date of the term of such proposed subletting and for the period of such proposed subletting. If Landlord shall so terminate this Lease or delete portions of space therefrom, then Tenant shall vacate and surrender the demised premises or the deleted space portion, as applicable, to Landlord, on or before the effective date pursuant hereto.

2. If (i) Landlord shall delete any space (the "Space") to be subleased constituting a portion of the demised premises or shall terminate this Lease in the event of any assignment or subletting of all of the demised premises (also the "Space") in accordance with the provisions of paragraph 1 of this Article 50, or (ii) Landlord shall not elect to terminate this Lease or delete portions of Space herefrom pursuant to the provisions of paragraph 1 and the Space is sublet or assigned by Tenant in accordance with the provisions hereof, then all rent and additional rent payable by (a) the assignee or any new tenant to whom Landlord rents the demised premises shall be paid to Landlord, and (b) the sublessee to whom Tenant subleases the demised premises or any portion thereof shall be paid to Tenant. Upon receipt of such rent and additional rent for any month, Landlord or Tenant, as the case may be, shall disburse the rent and additional rent received from such new Tenant or sublessee as follows: (i) if received by Landlord, first to Landlord until Landlord has received the monthly rent and additional rent which would have been paid to Landlord pursuant to this Lease by Tenant for the Space (which rent is the "Original Rent"), including, but not limited to, fixed annual rent, escalation rent for taxes or other additional rent, including electricity, water and sprinkler charges; (ii) if received by Tenant, first to Tenant until Tenant has been reimbursed for the amount of the monthly Original Rent paid by Tenant to Landlord; (iii) then, to Landlord or Tenant, whichever is appropriate, an amount equal to the amount by which such rent and additional rent from the assignee, subtenant or new tenant exceeds the Original Rent (which amount is hereinafter "The Excess") until it recoups the entire cost of brokerage commissions, installations and other costs of renting to such assignee, new tenant or subtenant; (iv) then, to Tenant, out of The Excess, an amount equal to Tenant's unrecouped Installation Cost (as hereinafter defined). Tenant's unrecouped Installation Cost equals Tenant's Installation Cost times a fraction, the numerator of which is the number of months remaining in the term of this Lease from and after the date of the assignment or subletting as if it were not terminated or the Space sublet or assigned and the denominator of which is the number of months during the term of this Lease (as extended by any exercised option), less payments previously made hereunder therefor. In the event Landlord shall not have deleted any space or terminated this Lease, any remaining portion of The Excess received shall be distributed 50% to Landlord and 50% to Tenant. Tenant shall not be entitled to any payment hereunder from Landlord for any period beyond the date this Lease would have expired or terminated, as provided herein, had Landlord not terminated this Lease with respect to the Space pursuant to this Article 50. If Tenant or Landlord, as the case may be, shall receive a payment to which the other is entitled hereunder, payment to the party entitled thereto shall be made within ten (10) days of receipt thereof and that portion payable by Tenant hereunder shall be paid as additional rent in accordance with the terms hereof. In the event Landlord elects to terminate this Lease pursuant to paragraph 1 above, then, following the effective date of such termination, both parties shall be released from all liability hereunder, except to the extent such liability expressly survives the termination or expiration of this Lease.

3. There shall be no default (after notice and the expiration of any applicable grace period) by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

4. Upon receiving Landlord's written consent, a duly executed copy of the sublease or assignment shall be delivered to Landlord within thirty (30) days after execution thereof. Any such sublease shall provide that the sublease is subject and subordinate to this Lease. Any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant but Tenant shall nevertheless remain fully liable hereunder.

5. Anything herein contained to the contrary notwithstanding:

(a) Tenant shall not publicly advertise the availability of the demised premises for assignment or subletting at a rental rate lower than the rental rate at which Landlord is then leasing comparable space in the Building Project (but Tenant shall not be prohibited from assigning or subletting for less than such rental rate).

(b) No assignment or subletting shall be made:

(i) by the legal representatives of Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article and Article 11 hereof;

(ii) to any person or entity for the conduct of a business which is not in keeping with the standards for and general character of the Building (to be determined in Landlord's reasonable discretion); and

(iii) to any party which is then a tenant, subtenant, licensee, or occupant of any part of the Building, unless no comparable space in the Building is then available or reasonably anticipated by Landlord to become available within six (6) months from the date of such request..

6. "Installation Cost" shall mean the costs and expenses incurred and paid for by Tenant in performing alterations in accordance with plans and specifications approved by Landlord for its initial occupancy, as evidenced by paid receipts for materials supplied and services rendered by independent contractors.

7. Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed annual rent and additional rent due, and to become due hereunder and for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be observed and performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant (except if Landlord has recaptured the demised premises pursuant to paragraph 1 above). Tenant further agrees that, notwithstanding any such subletting, no further subletting (including, without limitation, any extensions or renewals of any initial sublettings) of the demised premises by Tenant, or any person claiming through or under Tenant shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article.

8. Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained herein shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions hereof, and notwithstanding the acceptance of fixed annual rent and/or additional rent by Landlord from an assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the fixed annual rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

9. Anything herein contained to the contrary notwithstanding, the recapture and profit sharing provisions of this Article shall not apply to, and Landlord herewith consents to, an assignment of this Lease or sublease of all or part of the demised premises to any entity which is directly or indirectly controlled by or under common control with Tenant or an entity which Tenant controls or to any entity into or with which Tenant may be merged or consolidated or to which substantially all of its assets, stock or interests may be transferred, provided that any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant, such assumption to be in form and substance reasonably satisfactory to

Landlord. Tenant agrees that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or sublease.

51. ELECTRICAL AND PLUMBING SYSTEMS

When in this Lease, Tenant shall take or be required to take any action which may affect or alter the plumbing or electrical facilities or services furnished by Landlord in the Building, the demised premises, or any portion thereof, Tenant shall only be entitled to have such work performed by the Building contractor designated from time to time by Landlord, in its sole and absolute discretion, to perform such alteration and Landlord shall not be required to permit, and Tenant shall not be entitled to use, any contractor not designated as Landlord's selected contractor, so long as such contractor's rates are reasonably competitive.

52. EXTRA HEAT

If Tenant shall request heat for the demised premises at any time other than when Landlord is required to furnish heat as provided herein, Landlord shall furnish heat and shall be entitled to receive, as additional rent hereunder and in consideration therefor, an amount equal to Landlord's actual, out-of-pocket cost for same. Tenant shall be required to give reasonable prior notice to Landlord in accordance with Landlord's standard procedure if such heat is required. Payment of the additional rent shall be made within thirty (30) days of Tenant being notified and billed therefor by Landlord.

53. CASUALTY DAMAGE

Anything in Article 9 to the contrary notwithstanding, in the event of damage or destruction to the demised premises by fire or other casualty (collectively, "Casualty") then, if it is determined by Landlord's architect or engineer that the demised premises cannot be restored to substantially its condition immediately prior to the Casualty within six (6) months after the occurrence of the Casualty, or if the demised premises are not so restored within such six (6) month period, or if Landlord shall not have commenced the restoration work four (4) months after the occurrence of the Casualty then, in any such circumstance, Tenant may terminate this Lease, by written notice sent to Landlord within thirty (30) days after the expiration of such six (6) month period or of the four (4) month period if Landlord shall not have commenced the restoration work, whichever is earlier, in which event this Lease shall terminate as of the date set forth in such notice. Fixed annual rent, additional rent and all other amounts payable under this Lease shall be apportioned as of the date of such Casualty and the parties shall have no liability for subsequently accruing obligations hereunder, except to the extent otherwise provided herein.

54. TENANT'S CONDEMNATION CLAIM

Anything in Article 10 to the contrary notwithstanding, Tenant shall have the right to make a claim against the condemning authority for the value of its trade fixtures and business machines and equipment taken in the condemnation and for reimbursement of its resultant moving expenses provided such claim does not diminish or otherwise adversely affect Landlord's award.

55. ACCESS TO THE DEMISED PREMISES

Supplementing the provisions of Article 13, Landlord's right to enter the demised premises and its access thereto to make repairs and alterations and to erect and maintain pipes and conduits therein (except in the event of any emergency, in which event such right and access shall be unrestricted), shall be subject to the following conditions:

A. Landlord shall give Tenant reasonable advance notice of proposed entry or access, and such access or entry shall occur during reasonable times;

B. All such pipes and conduits shall, to the extent reasonably possible, be concealed in a building standard manner and shall not reduce the area of the demised premises more than a de minimus extent;

C. Landlord shall use its reasonable efforts to effect all such repairs and alterations and erect and maintain all such pipes and conduits so as to minimize interference with Tenant's normal business operations, but no provision hereof shall obligate Landlord to perform such work other than during normal business hours; and

D. Landlord shall retain the right to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building Project, and such work shall be performed at Landlord's sole cost and expense. If the demised premises or the means of access thereto are materially adversely affected, such changes shall be subject to Tenant's prior written consent, provided, however, that if such change is made in compliance with any law, order or regulation of any governmental authority having jurisdiction, the New York Board of Fire Underwriters or similar organization, or any insurer of the Building and/or Landlord's interest therein, Tenant's consent shall not be required.

In addition to the foregoing, Landlord shall be permitted access to the demised premises for purposes of expanding the Building's infrastructure including, but not limited to, the Building's elevator shafts, provided same shall not reduce the area of the demised premises more than a de minimus extent. In the event any such expansion reduces the square footage of the demised premises, the rent payable by Tenant will be proportionately reduced.

56. LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS

If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under any of the terms or provisions of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case if Tenant shall fail to remedy such default within all applicable notice and cure periods; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the highest rate permitted by law, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within thirty (30) days of rendition of a bill to Tenant therefor. The provisions of this Article shall survive the expiration or other termination of this Lease.

57. TENANT'S TAKING POSSESSION OF THE DEMISED PREMISES

Anything in Article 21 to the contrary notwithstanding, Tenant's taking possession of the demised premises shall be conclusive evidence that the demised premises and the Building Project were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and to any items as to which Tenant notifies Landlord within sixty (60) days after initially taking possession.

58. TENANT'S ACCESS

Tenant shall be entitled to have access to the demised premises 24 hours a day, 7 days a week, without additional charge provided, however, that Landlord shall be entitled to charge Tenant for any heating services supplied to and requested by Tenant other than during hours and on days during which Landlord has the obligation to supply such services pursuant to Articles 31 and 52 hereof. In addition, Tenant shall pay Landlord for overtime freight elevator use at Landlord actual cost for same.

59. HOLIDAYS

Heat and/or manual elevator facilities shall not be provided on holidays deemed to be commercial building contract holidays of Local 32B-32J of Services Employees Union.

60. SQUARE FOOTAGE

Tenant does hereby acknowledge that no representations have been made by Landlord or anyone acting on behalf of Landlord as to the amount of square footage in the demised premises. Tenant has inspected the demised premises and relies upon its own judgement in computing the square footage.

61. INTENTIONALLY OMITTED

62. FLAMMABLE MATERIALS

Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall bring, keep or use in or upon the demised premises or the Building, any solvent having a flash point

below 110°F, nor shall any liquid which emits volatile vapors below the temperature of 100°F be brought, kept or used in or upon the demised premises or the Building, except as follows:

A. The process using such liquids shall be conducted in a room of fire resistant construction, as the same is or may hereafter be defined by the Fire Insurance Rating Organization;

B. If more than one but not more than two gallons of such liquids are kept on the demised premises, they shall be stored in safety cans. If more than two but less than ten gallons of such liquids are kept on the demised premises, they must be stored in safety cans and kept in a cabinet constructed by Tenant in a manner approved by the Fire Insurance Rating Organization. Reasonable amounts in excess of ten gallons may be kept provided they are stored in a vault constructed by Tenant in a manner approved by said Organization; and

C. Any use or storage of such liquids shall at all times be in accordance with the requirements of the Fire Department, Board of Fire Underwriters and the Fire Insurance Rating Organization.

63. SECURITY

(a) Tenant shall, upon the signing of this Lease, deliver to Landlord a letter of credit (the "Letter of Credit") issued in favor of Landlord in the sum of $32,083.35 (the "Security Deposit"), as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease.

It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of fixed annual rent and additional rent or any other sum for which Tenant is liable hereunder, Landlord may draw upon the Letter of Credit and apply or retain any portion or all of the amount received from such draw to the extent required for the payment of any fixed annual rent and additional rent or any other sum as to which Tenant is in default beyond any applicable notice and cure period or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default beyond any applicable notice and cure period in respect of any of the terms, covenants and conditions of this Lease including, but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Landlord. If Landlord draws upon all or any part of the Letter of Credit and applies or retains any portion or all of the amount received from such draw, Tenant, within five (5) days of demand, shall restore the face amount of the Letter of Credit to an amount equal to the Security Deposit or deposit with Landlord cash equal to the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the term hereof.

(b) Any Letter of Credit delivered by Tenant shall be an irrevocable commercial Letter of Credit in the amount of the Security Deposit, such Letter of Credit to be in form and substance reasonably satisfactory to Landlord, and issued by a member bank of the New York Clearing House Association reasonably acceptable to Landlord, or issued by such other bank with assets and reserves substantially equivalent to any of such member banks and reasonably acceptable to Landlord, payable upon the presentation by Landlord to such bank of a sight-draft, without presentation of any other documents, statements or authorizations, which Letter of Credit shall provide (i) for the continuance of such Letter of Credit for the period of at least one (1) year from the date hereof, (ii) for the automatic extension of such Letter of Credit for additional periods of one (1) year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such Letter of Credit for at least thirty (30) days beyond the expiration date of this Lease) unless such bank gives Landlord and Landlord's attorney notice of its intention not to renew such Letter of Credit, not less than 45 days prior to the initial or any future expiration date of such Letter of Credit and (iii) that in the event such notice is given by such bank, Landlord shall have the right to draw on such bank at sight for the balance remaining in such Letter of Credit and hold and apply the proceeds thereof in accordance with the provisions of this Article and this Lease. Each Letter of Credit to be deposited and maintained with Landlord (or the proceeds thereof) shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, and in the event that (x) any default by Tenant beyond any applicable notice and cure periods occurs under this Lease, or (y) Landlord transfers its right, title and interest under this Lease to a third party and, after fifteen (15) days notice from Landlord, the bank issuing such Letter of Credit does not consent to the transfer of such Letter of Credit to such third party, or (z) notice is given by the bank issuing such Letter of Credit that it does not intend to renew the same, as above provided, and a substitute Letter of Credit in form

and substance reasonably satisfactory to Landlord and otherwise complying with the terms of this Article is not received by Landlord within fifteen (15) days after such notice is given, then, in any such event, Landlord may draw on such Letter of Credit, and the proceeds of such Letter of Credit shall then be held and applied as security (and be replenished, if necessary) as provided in this Article and this Lease.

(c) If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit delivered by Tenant shall be returned to Tenant promptly after the expiration date of this Lease and after delivery of the entire possession of the demised premises to Landlord in the condition required pursuant to the terms of this Lease. In the event of a sale of the Building Project or leasing of the Building Project, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and, upon such transfer from Landlord to the new landlord, Tenant agrees to look solely to the new Landlord for the return of the Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

64. EXTERMINATION

Tenant, at its sole cost and expense, shall maintain such extermination services as are necessary to keep the demised premises free of pests and vermin at all times.

65. ODORS

Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to permeate from the demised premises. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this Lease and will indemnify Landlord for all such suits, orders or decrees and judgments entered therein, resulting from the use of said unusual or objectionable odors, by-products or waste material, and, in addition, Tenant covenants to pay any reasonable attorneys' fees and other reasonable legal expenses made necessary in connection with any claim or suit as aforesaid, all provided, however, that Tenant is given immediate written notice thereof with the opportunity to defend by attorneys of its designation (which attorneys are reasonably acceptable to Landlord) and that Landlord cooperates in said defense (but at no cost to Landlord).

For the purpose of eliminating any such odors, waste material or by-products, Tenant may erect and maintain such facilities and appurtenances as may be necessary to eliminate any such odors, by-products or waste materials. All such facilities or appurtenances shall be erected at Tenant's sole cost and expense, shall be in accordance with applicable laws, orders and regulations of all governmental authorities and the New York Board of Fire underwriters as set forth in Article 6 of this Lease, and shall be subject to Landlord's reasonable approval.

66. FLOOR LOADS

Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient, in Landlord's sole but reasonable judgment, to absorb and prevent vibration, noise and annoyance to other tenants in the Building.

All of such machines and/or equipment installed by Tenant in the demised premises shall not at any time be in violation of existing laws affecting the demised premises or in violation of the Certificate of Occupancy issued for the Building.

67. LANDLORD'S COSTS BY TENANT'S DEFAULTS

If Landlord, as a result of a default by Tenant of any of the provisions of this Lease, including the covenants to pay rent and/or additional rent, makes any expenditure or incurs any obligations for the payment of money including, but not limited to, reasonable attorney's fees, in instituting,

prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest (at the prime rate then being charged by Citibank, N.A. plus five (5%) percent) and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefor, and if any reasonable, out-of-pocket expenditure is incurred in collecting such obligations, such sum shall also be recoverable by Landlord as additional damages.

68. LOBBY ATTENDANT

For the purpose of maintaining lobby attendant service in the passenger lobby of the Building, Tenant agrees to pay to Landlord a sum equal to 12.5% of Landlord's total cost of maintaining such lobby attendant service. This sum shall be payable as additional rent due under this Lease. As the cost of maintaining such lobby attendant shall increase or decrease, so shall the above mentioned charge be adjusted proportionate to the increase or decrease in the total cost of maintaining such lobby attendant service.

In the event Tenant requires lobby attendant service outside of the hours of 9 a.m. to 5 p.m., Monday through Friday (excluding holidays), Tenant shall arrange, at its own expense, for such lobby attendant service (or, in the event that another tenant in the Building also requires such overtime service, Tenant shall arrange for and share the cost of same with such other tenant).

69. PLATE GLASS

Tenant, at its own cost and expense, shall replace all damaged or broken plate glass or other glass in or about the demised premises, except if caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors, in which case Landlord shall replace same at its sole cost and expense.

70. BROKER

Tenant and Landlord each warrants that it has dealt with no real estate broker in negotiating this Lease other than The Princeton Realty Group LLC ("Broker") and each hereby agrees to indemnify and hold harmless the other in the event that any claims for a brokerage commission are made by any party other than Broker against the other. Landlord shall pay the Broker any commission due pursuant to a separate agreement. This provision shall survive the expiration or sooner termination of this Lease.

71. SUBORDINATION AND ATTORNMENT

Supplementing Article 7 hereof:

(a) This Lease, and all rights of Tenant under it, are subordinate and subject to all present and future ground, master or operating leases of the Land and the Building, the Declaration, By-Laws and House Rules of the 30 South Broadway Condominium and any and all present and future mortgages, security interests or other security documents upon or affecting the Land and the Building and to all advances thereunder and all renewals, replacements, modifications, amendments, consolidations and extensions thereof (all of the foregoing, collectively, the "Senior Interests", and the holders of Senior Interests, collectively, "Senior Interest Holders"), unless any Senior Interest Holder elects, by written notice to Tenant, that this Lease shall be superior to its lease or mortgage. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall, within thirty (30) days of demand therefor, execute, acknowledge and deliver any instrument that Landlord, any Senior Interest Holder or any of their respective successors in interest may (in the form reasonably required by the Senior Interest Holder requesting the same) request to evidence such subordination.

(b) Any Senior Interest Holder who succeeds to the rights of Landlord under this Lease is sometimes referred to herein as a "Successor Landlord". Tenant acknowledges and agrees that, upon a Successor Landlord's succession to the rights of Landlord under this Lease, Tenant shall, at the option of such Successor Landlord, fully and completely attorn to and recognize the Successor Landlord as Tenant's landlord hereunder and shall promptly execute and deliver to such Successor Landlord any additional instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon attornment, this Lease shall continue in full force and effect as a direct lease between Tenant and the Successor Landlord upon all of the terms, covenants and conditions contained herein except that the Successor Landlord shall not be: (a) liable for any previous act or omission of

Landlord under this Lease unless such act or omission is continuing, (b) subject to any offset which had accrued to Tenant against any prior Landlord, (c) obligated to complete any construction of the Building or the demised premises unless due to a casualty of condemnation, (d) obligated to make any payment to or on behalf of Tenant, except for any refunds of additional rent as set forth herein, (e) required to account for any security deposit except to the extent of any security deposit actually delivered to the Successor Landlord, or (f) bound by any previous modification of this Lease or by any prepayment of more than one month's fixed annual rent or additional rent unless such modification or prepayment was expressly approved in writing by the Successor Landlord as expressly set forth herein. Nothing contained in this Article shall be construed to impair any right otherwise exercisable by a Senior Interest Holder.

(c) Landlord shall procure for Tenant a Subordination, Nondisturbance and Attornment Agreement ("SNDA") from all future mortgagees of the Building Project, such SNDA to be in form and substance customarily acceptable to the mortgagee and reasonably acceptable to Tenant. In the event Landlord fails to procure an SNDA from a mortgagee, this Lease shall not be subordinate to such mortgage.

72. USE AND OCCUPANCY

Supplementing Article 2 hereof:

(a) Subject to and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities and any bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the demised premises solely for a commercial school (substantially similar to the school operated by Tenant at 53 South Broadway, Yonkers, NY) and administrative offices and for no other purpose. In connection with an otherwise approved sublease or assignment, Landlord shall not unreasonably withhold its consent to a change in the use of the demised premises.

(b) Tenant covenants that Tenant will (i) not use or suffer or permit any person to use the demised premises for any unlawful purpose and (ii) obtain and maintain at Tenant's sole cost and expense all licenses and permits from any and all governmental authorities having jurisdiction of the demised premises which may be necessary for the conduct of Tenant's business therein. Tenant indemnifies and saves Landlord harmless from and against any claims, penalties, loss, damage, cost or expense imposed by reason of a violation of any applicable law or the rules and regulations of governmental authorities having jurisdiction thereof relating to Tenant's particular use and occupancy of the demised premises, such indemnity and hold harmless to survive the expiration or sooner termination of this Lease.

73. AIR CONDITIONING

As a material inducement for Landlord to enter into this Lease, Tenant agrees to maintain the air conditioning system located and exclusively serving in the demised premises.

Tenant agrees that the payment for cost of electric power consumed by the air conditioning system shall be the responsibility of Tenant.

During the term of this Lease, the air conditioning system shall be owned by Landlord and shall be surrendered to Landlord at the expiration or sooner termination of this Lease in good working condition, reasonable wear and tear excepted. Tenant agrees to maintain the system and provide periodic service thereto but not less than once per year at its sole cost and expense make replacements of parts to the air conditioning system as they may become necessary during the term of this Lease; provided, however, that Landlord shall replace the compressor, motor and coils to the air conditioning system one (1) time during the term of this Lease if same fails and becomes unrepairable (unless caused by the act or omission of Tenant or its agents).

If any permit or license shall be required for the operation of any air conditioning system in or serving the demised premises, Landlord shall have the option of obtaining the same on Tenant's behalf and at Tenant's reasonable expense or, by written notice to Tenant, requiring Tenant, at Tenant's expense, to obtain and maintain any such permit or license.

Tenant acknowledges and agrees that at no time will it install window based air-conditioning units in the demised premises.

74. HOLDING OVER

If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this Lease, such holding over shall not be deemed to extend the term of or constitute a renewal of this Lease, but such holding shall be upon the covenants and conditions herein set forth, except that the charge for use and occupancy of the demised premises for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) that Tenant so holds over shall be equal to the sum of:

a. 1/12 of the highest annual rent rate set forth in this Lease, times 2.0, plus

b. 1/12 of the net increase, if any, in fixed annual rent due solely to increase in the cost of the value of electric service furnished to the demised premises in effect on the last day of the term of this Lease, plus

c. 1/12 of all other items of annual additional rent (including, but not limited to, real estate tax escalations), which annual additional rent would have been payable pursuant to this Lease had this Lease not expired, plus

d. those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this Lease, had this Lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this Lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

e. In addition to the foregoing, Tenant shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in surrendering the demised premises after the expiration or sooner termination of the original term or of any extended term of this Lease, including, without limitation, any claims made by any succeeding tenant founded on such delay, such indemnification to survive the expiration or sooner termination of this Lease.

75. SIGNAGE

Tenant shall be allowed two (2) listings in the Building lobby directory. No other signs or advertising of any kind will be permitted in the Building lobby. All signage on the entrance to and the exterior of the demised premises shall be subject to Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

76. ELECTRIC CURRENT

Landlord shall supply electric current to the demised premises, to be measured by a submeter. Tenant will pay Landlord for the electric current in an amount equal to Landlord's actual costs for same plus ten (10%) percent. Where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered monthly and the amount, as computed from a meter, shall be deemed to be, and be paid as additional rent.

Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements, unless such change in electricity is due to Landlord's negligence or willful misconduct. In the event that in the Landlord's sole but reasonable judgement the Tenant's electrical requirements necessitate the installation of an additional riser, risers or other proper and necessary equipment in connection with the Tenant's electrical requirements, the same shall be installed by the Landlord at the Tenant's sole but reasonable expense. Tenant agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. It is further agreed by Tenant that all the aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Landlord within thirty (30) days after rendition of any bill or statement to Tenant therefor. Landlord may discontinue any of the aforesaid services upon ninety (90) days notice to Tenant without being liable to Tenant therefor, or without in any way affecting this Lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted,

promulgated or issued. In the event Landlord gives such notice of discontinuance or if Tenant at any time so elects, Landlord shall permit Tenant to receive such service direct from said public utility corporation upon condition that (if the discontinuance is at Tenant's election) Tenant shall at its sole expense entirely segregate the Tenant's electric system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of Landlord or any other tenant and that upon vacating the demised premises, Tenant will restore same at its sole expense to the condition existing immediately prior to such segregation. If the discontinuance is at Landlord's election, Tenant shall be permitted to use the existing electric system and risers to receive electricity direct from the public utility. Tenant shall make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of the Landlord in each instance, which consent will not be unreasonably withheld, conditioned or delayed.

Tenant will comply with the requirements of the public utility supplying electricity to the Building. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by Tenant to Landlord.

In the event of Landlord's notice of discontinuance of electric service, Tenant shall secure electric service directly from the public utility, and provided Tenant is not in default of this Lease beyond any applicable grace periods, Landlord shall not move to discontinue service until such direct service is obtained, provided, however, that Tenant uses due diligence in applying for such service and in installing any additional risers, feeders or lines which may be required.

77. EFFECT OF GOVERNMENTAL LIMITATION ON RENTS AND OTHER CHARGES

If any law, decision, order, rule or regulation (collectively called "Limiting Law") of any governmental authority shall have the effect of limiting for any period of time the amount of rent or other amounts payable by Tenant to any amount less than the amount required by this Lease, then:

A. throughout the period of limitation, Tenant shall remain liable for the maximum amount of rent and other amounts which are legally payable; and

B. when the period of limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay to Landlord, within thirty (30) days after demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter Tenant shall pay to Landlord rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.

78. LATE PAYMENTS

Tenant acknowledges that monthly fixed rent payments are due on or before the first (1st) day of each month. Tenant shall herein be permitted to make such payments up to the tenth (10th) day of each month without additional charge. In the event that, during any calendar year, Tenant fails to make such payments of any portion of rents due by the tenth (10th) day of each month, Landlord shall be permitted to charge Tenant, as additional rent, the sum of $321 as liquidated damages and not as a penalty, which Tenant agrees to pay within fifteen (15) days of receipt of invoice.

79. FURTHER PROVISIONS AS TO DEFAULT

All sums of money, other than the fixed annual rent reserved in this Lease, which shall become due from and payable by Tenant to Landlord hereunder, shall constitute additional rent, the default in the payment of which Landlord shall have the same remedies as for a default in the payment of fixed annual rent.

If Tenant is late in making any payments due to Landlord from Tenant under this Lease for thirty (30) or more days, then interest shall become due and owing to Landlord on such payment from the date thirty (30) days after which it was due, which interest shall be computed at the following rates:

(i) for an individual or partnership tenant, computed at the maximum lawful rate of interest;

(ii) for a corporate tenant, computed at the rate of two and 00/100 (2.00%) percent per month, but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

Bills for any reasonable, out-of-pocket expenses incurred by Landlord in connection with any performance by it for the account of Tenant after a default hereunder beyond the applicable grace period, and bills for all reasonable, out-of-pocket costs, expenses and disbursements of every kind and nature whatsoever including, but not limited to, reasonable counsel fees, involved in collecting or endeavoring to collect the fixed annual rent or any additional rent or any part thereof, enforcing or endeavoring to enforce any rights against Tenant or any of Tenant's obligations against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished, or rendered, by Landlord at Tenant's instance to or for the benefit of Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

80. CONDITION OF DEMISED PREMISES

Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the demised premises. Tenant agrees that it is entering into this Lease without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the demised premises or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto or to this Lease, except to the extent specifically set forth herein. Tenant agrees to accept the demised premises in "as is" condition at the time possession is given to Tenant, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord's expense; provided, however, that Landlord shall, at its sole cost and expense, perform the following work ("Landlord's Work") (i) construct offices and classrooms in the demised premises as per plans attached hereto as Exhibit C, (ii) deliver to Tenant an ACP-5 with respect to the demised premises and (iii) deliver the demised premises to Tenant in vacant, broom clean condition.

81. TERM AND RENT

(a) The term of this Lease shall commence on September 1, 2004 (the "Commencement Date") and shall expire on August 31, 2014 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof or by law. Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the demised premises prior to the Commencement Date, then Tenant shall pay all charges for electricity and lighting attributable to the demised premises which are payable by Tenant hereunder from the date upon which the demised premises are delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within thirty (30) days of rendition of a bill therefor. In addition, from such date of delivery through and including the Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent or additional rent other than electric and lighting charges) including, without limitation, its indemnity and insurance obligations.

(b) Beginning on the Commencement Date and continuing thereafter throughout the term hereof, Tenant shall pay to Landlord, without notice, demand, reduction or set-off, fixed annual rent in the following amounts:

(i) for the period commencing September 1, 2004 and ending August 31, 2005, the sum of $85,000.00 per annum, payable in consecutive equal monthly installments of $7,083.33;

(ii) for the period commencing September 1, 2005 and ending August 31, 2006, the sum of $87,310.00 per annum, payable in consecutive equal monthly installments of $7,275.83;

(iii) for the period commencing September 1, 2006 and ending August 31, 2007, the sum of $89,689.30 per annum, payable in consecutive equal monthly installments of $7,474.11;

(iv) for the period commencing September 1, 2007 and ending August 31, 2008, the sum of $92,139.98 per annum, payable in consecutive equal monthly installments of $7,678.33;

(v) for the period commencing September 1, 2008 and ending August 31, 2009, the sum of $94,664.18 per annum, payable in consecutive equal monthly installments of $7,888.68;

(vi) for the period commencing September 1, 2009 and ending August 31, 2010, the sum of $89,264.11 per annum, payable in consecutive equal monthly installments of $7,438.68;

(vii) for the period commencing September 1, 2010 and ending August 31, 2011, the sum of $91,942.03 per annum, payable in consecutive equal monthly installments of $7,661.84;

(viii) for the period commencing September 1, 2011 and ending August 31, 2012, the sum of $94,700.29 per annum, payable in consecutive equal monthly installments of $7,891.69

(ix) for the period commencing September 1, 2012 and ending August 31, 2013, the sum of $97,541.30 per annum, payable in consecutive equal monthly installments of $8,128.44; and

(x) for the period commencing September 1, 2013 and ending August 31, 2014, the sum of $100,467.54 per annum, payable in consecutive equal monthly installments of $8,372.30.

(c) Beginning on the Commencement Date, Tenant shall pay to Landlord as additional rent all sums payable by Tenant under the provisions of this Lease other than fixed annual rent including, without limitation, all interest that may accrue thereon in the event of Tenant's failure to pay such amounts when due, and all damages, costs and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, all of which shall be due and payable within thirty (30) days of demand therefor unless another time is expressly provided for in this Lease. Landlord shall have the same remedies for failure to pay additional rent as for non-payment of fixed annual rent.

(d) Tenant shall pay the fixed annual rent when due, without notice or demand, and without any abatement, deduction or set-off, except for any notices, demands, abatements, deductions or set-offs expressly provided for elsewhere in this Lease. Tenant shall pay such amounts to Landlord in lawful money of the United States by check or other method of payment so that in any case the funds are "available" on the due date for payment thereof at the address of Landlord or such other place Landlord may designate by notice to Tenant.

(e) The rent payable for any portion of a calendar month included in the term shall be prorated in the ratio that the number of days in such portion bears to the actual number of days in such month.

(f) The first monthly installment of Rent payable hereunder shall be paid upon Tenant's execution and delivery of this Lease.

(g) Notwithstanding anything contained herein to the contrary, in the event that, through no fault or delay of Tenant, Landlord shall fail to substantially complete Landlord's Work on or before September 1, 2004, Tenant shall be entitled to a day for day credit against fixed annual rent for each day following such date until Landlord's Work is substantially completed. In addition, in the event that, through no fault or delay of Tenant, Landlord shall fail to substantially complete Landlord's Work on or before September 13, 2004, Tenant shall be entitled to a credit equal to two (2) days of fixed annual rent for each day following such date until Landlord's Work is substantially completed (such penalty shall be in place of, not in addition to, the penalty set forth in the prior sentence). Landlord's Work shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not materially interfere with Tenant's ability to conduct its business in the demised premises. Notwithstanding the foregoing, in the event that Landlord's Work is delayed by reason of the fact that Tenant's plans for its initial alterations must be revised in order to obtain work permits from the governmental authority, Tenant's day for day

credit (or its two days for each day credit, if then applicable) as set forth above will be reduced by a day (or by two days, if Tenant's two days for each day credit is then applicable) for each day of such delay, commencing on the day Landlord delivers notice (along with a copy of any written response received from the governmental authority) of the need to revise such plans.

82. INDEMNIFICATION

Tenant shall defend, indemnify and hold harmless Landlord, its agents, officers, directors, shareholders, partners, members and principals (whether disclosed or undisclosed) (hereinafter the "Landlord Parties") from and against any and all claims, demands, liability, loss, damage, costs and expenses (including reasonable attorneys' fees and disbursements) arising from or in connection with: (a) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations hereunder; (b) the manner of use or occupancy of the demised premises by Tenant or any person claiming under or through Tenant; (c) any act, omission or negligence of Tenant or any of its subtenants, assignees or licensees or its or their partners, principals, directors, officers, agents, invitees, employees, guests, customers or contractors during the term hereof; (d) any accident, injury or damage occurring in or about the demised premises during the term hereof; (e) the performance by Tenant of any alteration in the demised premises including, without limitation, Tenant's failure to obtain any permit, authorization or license or failure to pay in full any contractor, subcontractor or materialmen performing work on such alteration; and (f) any mechanics lien filed, claimed or asserted in connection with any alteration or any other work, labor, services or materials done for or supplied to, or claimed to have been done for or supplied to, Tenant, or any person claiming through or under Tenant. If any claim, action or proceeding is brought against any of the Landlord Parties for a matter covered by this indemnity, Tenant, upon notice from the indemnified person or entity, shall defend such claim, action or proceeding with counsel reasonably satisfactory to Landlord and the indemnified person or entity (counsel for Tenant's insurer shall be deemed acceptable to such parties). This Article shall survive the expiration or sooner termination of this Lease.

Landlord covenants and agrees to indemnify and hold harmless Tenant and its agents, servants, employees and contractors from and against any actual out-of-pocket damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred as a result of the negligence, willful misconduct or breach of this Lease by Landlord, its agents, servants, employees, contractors, licensees or invitees.

83. INTENTIONALLY OMITTED

84. LANDLORD'S APPROVALS

Except in connection with Tenant's initial alterations, whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel, architect or in-house construction personnel of Landlord's managing agent as to the form or substance thereof, Tenant agrees to pay the reasonable fee of, or cost or expense attributable to, such architect, counsel and/or construction personnel for reviewing the said plan, agreement or document.

85. DEFAULT IN THE PAYMENT OF RENT

Notwithstanding any provisions contained herein to the contrary, and without waiving Landlord's right to commence summary eviction proceedings for non-payment of rent, Landlord, at Landlord's sole discretion, shall have the option of exercising the provisions of this paragraph. In the event Tenant defaults in fulfilling the covenant to make timely payment of rent in any month, it being understood that rent is due in advance on the first day of each month, Landlord shall send Tenant ten (10) days' notice in writing specifying a default in the payment of rent and upon expiration of said ten (10) days, if Tenant shall have failed to make payment of the rent and thereby remedy the default, then Landlord shall send to Tenant a written seven (7) days' notice by certified mail of cancellation of this Lease, and upon expiration of said seven (7) days, this Lease and the term hereof shall end and fully expire as completely as if the expiration of such seven (7) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord. The effective date of each notice heretofore referred to shall be the date of receipt or refusal by Tenant. The inclusion of the provisions of this Article represent a significant inducement for Landlord to enter into this Lease.

86. ENVIRONMENTAL COMPLIANCE

(a) (i) Tenant shall comply with all federal, state and local environmental protection and regulatory laws applicable to Tenant's use and occupancy of the demised premises.

(ii) Tenant shall not use, generate, manufacture, store or dispose of any Hazardous Substance on, under or about the demised premises or the Building nor transport any Hazardous Substance thereto, except chemicals customarily used in ordinary cleaning activities. Tenant shall immediately advise Landlord, in writing, of any and all enforcement, clean-up, remediation, removal or other governmental or regulatory actions of which Tenant becomes aware which are instituted, completed or threatened pursuant to any applicable laws relating to any Hazardous Substances and all claims, made or threatened by any person (including a governmental authority) against the demised premises, Tenant or Landlord relating to any damage, injury, costs, remedial action or cost recovery compensation arising out of or due to the existence of any Hazardous Substance in or about the demised premises or the Building.

(b) Tenant shall remove all Hazardous Substances from the demised premises upon the expiration or earlier termination of the term of this Lease, but only to the extent such Hazardous Substances were used, generated or otherwise brought into the demised premises by Tenant, its employees, agents, contractors, guests or visitors.

(c) Tenant shall defend, indemnify and hold Landlord harmless from and against all actions, causes of action, claims, lawsuits, administrative proceedings, hearings, judgments, awards, fines, penalties, costs (including reasonable legal, engineers', experts', investigatory and consulting fees), damages, remediation activities and clean-up costs, liens, and all other liabilities incurred by Landlord whenever incurred, caused by Tenant, its employees, agents, contractors, guests or visitors resulting in (1) the existence or presence in or about the Building of any Hazardous Substance or the release of any Hazardous Substance into the environment; (2) any personal injury or property damage resulting from any Hazardous Substance in or about the demised premises or the Building; (3) the violation of any federal, state or municipal environmental protection or regulatory law in or about the demised premises or the Building; or (4) the commencement or prosecution of any judicial or administrative procedure arising out of any claims under any federal, state or municipal environmental protection or regulatory law or common law cause of action in which Landlord is named a party or in which it may intervene. The obligations of Tenant under this paragraph C shall survive the expiration or earlier termination of the term hereof.

(d) "Hazardous Substance" means any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., as any of the foregoing may be amended or superseded; oil; petroleum product, derivative, compound or mixture; mineral, including asbestos; chemical; gas; medical waste; polychlorinated biphenyls (pcb's); methane; radon; radioactive material; volatile hydrocarbons; or other material, whether naturally occurring, man-made or the by-product of any process, which is toxic, harmful or hazardous or acutely hazardous to the environment or public health or safety; or any other substance the existence of which on or at any property would be the basis for a claim for damages, clean-up costs or remediation costs, fine, penalty or lien under any federal, state or municipal environmental protection or regulatory law or applicable common law.

(e) During the term of this Lease, Landlord shall, at its cost, remove or encapsulate any and all Hazardous Substance in the demised premises required to be removed or encapsulated by any applicable law and restore any damage in connection therewith, unless such Hazardous Substance is introduced into the demised premises or made friable by Tenant.

87. PORNOGRAPHIC USES PROHIBITED

Tenant agrees that the value of the demised premises and the reputation of Landlord will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material in the demised premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances in the demised premises, nor permit use of the demised premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor". Tenant agrees further that Tenant will not permit any of these uses by any sublessee

or assignee of the premises. This Article shall directly bind any successors in interest to Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a substantial breach of the terms of this Lease, thereby entitling Landlord to employ the remedies available to it arising from a default by Tenant hereunder. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in New York State Penal Law §235.00.

88. COUNTERCLAIMS OR OFFSETS

Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim (other than compulsory or mandatory counterclaims) or offset of whatever nature or description in any proceeding or action which may be instituted by Landlord against Tenant to recover possession of the demised premises, for the collection of fixed annual rent, additional rent, other charges or for damages, or in connection with any matters or claims whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the demised premises. This clause, as well as the "Waiver of Trial by Jury" provision of this Lease, shall survive the termination or any cancellation of the term hereof.

89. DISTURBANCES

Tenant agrees not to cause, suffer or permit the demised premises or any use thereof or therein to constitute a public or private nuisance or otherwise unreasonably to interfere with or disturb the safety, comfort or enjoyment of the Building by the other tenants and occupants thereof. Tenant understands and agrees that Tenant may not make any offensive or loud obnoxious noises, vibrations, pulsating sounds, excessive light, etc. Tenant understands and agrees that if the noises, vibrations, pulsating sounds, excessive light, etc. emanating from the demised premises as a result of any activities from the demised premises are unreasonably loud or offensive, that shall be deemed a violation of a substantial obligation of Tenant's tenancy and entitle Landlord, pursuant to the terms of this Lease, to invoke the default provisions herein and seek a termination of this Lease as a result thereof if not cured within all applicable notice and cure periods.

Specifically, Tenant shall use reasonable efforts to ensure that its employees, officers and members shall not in any manner or form congregate in front of or around the Building and engage in any rallies, protests, strikes or any other group organization in front of and around the Building. Tenant acknowledges and agrees that its employees, officers and members shall not interfere in any manner or form with the other tenants in the Building.

90. FORCE MAJEURE

Landlord shall have no liability whatsoever to Tenant on account of the inability of Landlord to timely fulfill any of Landlord's obligations under this Lease by reason of any strike, lockout or other labor trouble; inability to obtain labor, materials, oil or other suitable fuel or reasonable substitutes therefor or the failure of the supply of any thereof; acts of God, fire or other casualty; governmental preemption of priorities or other controls in connection with a public emergency; governmental restrictions or requirements of laws; or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control (the foregoing events are collectively referred to as "Force Majeure"). If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of Force Majeure. Similarly, Tenant shall have no liability whatsoever to Landlord on account of the inability of Tenant to timely fulfill any of Tenant's obligations under this Lease by reason of any events of Force Majeure provided, however, Tenant shall under no circumstances fail or refuse to pay any installments of fixed annual rent or any additional rent or claim it is prevented or precluded from paying any installments of fixed annual rent or any additional rent due hereunder as a result of events of Force Majeure, nor claim Force Majeure as a defense to any demand of Landlord or action instigated by Landlord resulting from Tenant's failure to comply with any of its monetary obligations hereunder.

91. NOTICES

Notwithstanding anything contained to the contrary herein, any notice to Landlord shall be sent to:

Getty Square Partners LLC
c/o ABC Realty
152 West 57th Street
New York, New York 10019

with a copy sent simultaneously and in a like manner to:

Lawrence B. Simon, Esq.
Phillips Nizer LLP
666 Fifth Avenue
New York, New York 10103

and to Tenant at:

Interboro Institute, Inc.
450 West 56th Street
New York, New York 10019
Attention: Mr. Stephen Adolphus and Mr. Michael O'Brien

with a copy sent simultaneously and in a like manner to:

Robert A. Karin, Esq.,
Davis & Gilbert LLP
1740 Broadway
New York, New York 10019.

92. GOVERNING LAW

(a) The parties agree that the State of New York has a substantial relationship to the parties and to the underlying transactions embodied in this Lease. In connection with this Lease, all matters of construction, validity, enforcement and performance and the obligations arising under this Lease shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed wholly within such State, without giving effect to the principles of conflicts of law of such jurisdiction. To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Lease and this Lease shall be governed and construed in accordance with the laws of the State of New York as aforesaid pursuant to Section 5-1401 of the New York General Obligations Law.

(b) To the maximum extent permitted by applicable law, any legal suit, action or proceeding against any of the parties arising out of or relating to this Lease shall be instituted in a federal or state court in New York, New York, pursuant to § 5-1402 of the New York General Obligations Law, and Landlord and Tenant each hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. Landlord and Tenant hereby agree to venue in such courts and hereby waive, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum.

93. RENEWAL OPTION

1. Provided Tenant shall not then be in default of this lease (beyond any applicable grace or cure period), and provided that Tenant shall not have received written notices that it was in default in the payment of rent on more than six occasions during the term hereof, Tenant shall have the right to renew this lease for two (2) five (5) year terms (each a "Renewal Term" and collectively, the "Renewal Terms"), the first commencing September 1, 2014 and ending on August 31, 2019 (the "First Renewal Term") and the second commencing September 1, 2019 and ending on August 31, 2024 (the "Second Renewal Term"), on the same terms and conditions as set forth herein, excepting this Section 93 and further excepting that all references to fixed annual rent for the Renewal Term will be determined in accordance with this Section 93.

(a) If Tenant desires to exercise the right to a Renewal Term, Tenant shall deliver to Landlord its notice of renewal (a "Renewal Notice") on or before March 1, 2014, with respect to the First Renewal Term, and on or before March 1, 2019, with respect to the Second Renewal Term. If

Tenant shall fail to deliver a Renewal Notice strictly in accordance with this subparagraph (a), Tenant shall be deemed to have waived the option to renew the lease with respect to the applicable Renewal Term and Landlord shall have the right to lease the demised premises to any person whatsoever.

In the event Tenant delivers to Landlord a Renewal Notice as herein provided, then the term hereof shall be deemed extended to include the applicable Renewal Term.

In such event fixed annual rent for each year of a Renewal Term shall be the GREATER of the rentals set forth in subsection (b) below or the rentals determined in accordance with subsection (c) below.

(b) The fixed annual rent payable under this subsection shall be as follows:

(i) Fixed Annual Rent for the First Renewal Term.

Year 1 - $103,481.57 for the period from September 1, 2014 to August 31, 2015.
Year 2 - $106,586.02 for the period from September 1, 2015 to August 31, 2016.
Year 3 - $109,783.60 for the period from September 1, 2016 to August 31, 2017.
Year 4 - $113,077.11 for the period from September 1, 2017 to August 31, 2018.
Year 5 - $116,469.42 for the period from September 1, 2018 to August 31, 2019.

(ii) Fixed Annual Rent for the Second Renewal Term.

Year 1 - $119,963.50 for the period from September 1, 2019 to August 31, 2020.
Year 2 - $123,562.41 for the period from September 1, 2020 to August 31, 2021.
Year 3 - $127,269.28 for the period from September 1, 2021 to August 31, 2022.
Year 4 - $131,087.36 for the period from September 1, 2022 to August 31, 2023.
Year 5 - $135,019.98 for the period from September 1, 2023 to August 31, 2024.

(c) Fair Market Rent. The fixed annual rent payable under this subsection shall be determined as follows:

(i) The term "Fair Market Rent" shall be deemed to mean the fixed annual rent that would be payable as of the commencement of each Renewal Term if the demised premises were made available in the then rental market, assuming (1) that Landlord has had a reasonable time to locate a tenant who rents with knowledge of the then rental market, (2) that Additional Rent is computed as provided below in subsection (v), (3) that no brokerage fees were incurred on the transaction, (4) no alteration or work (or payments in lieu thereof) are provided by Landlord, (5) the prospective tenant is reasonably creditworthy, (6) the other terms of this lease, (7) the condition of the demised premises, (8) all other relevant factors and (9) that neither Landlord nor such prospective tenant is under any compulsion to rent, provided however, that the rent set forth in a bona fide arms-length offer by a third party to lease from Landlord shall be considered evidence of market value in any arbitration or legal proceeding hereunder.

(ii) Upon receipt a Tenant's Renewal Notice, Landlord shall within thirty (30) days thereafter forward Landlord's determination of Fair Market Rent for the applicable Renewal Term ("Landlord's Determination"). During the twenty (20) day period following delivery of Landlord's Determination, if Tenant shall so request, Landlord and Tenant shall meet on two occasions at mutually agreeable times at the office of Landlord or its attorneys for the purpose of discussing Landlord's Determination. Tenant shall notify Landlord of its acceptance or rejection of Landlord's Determination within sixty (60) days of Tenant's receipt of Landlord's Determination. If Tenant shall not dispute Landlord's Determination, then the fixed annual rent during the applicable Renewal Term shall be increased to the greater of the rentals set forth in subsection (b) above or the rentals set forth in Landlord's Determination.

(iii) If Tenant shall dispute Landlord's Determination, any such dispute, if not resolved between the parties within twenty (20) days thereafter, shall be resolved by arbitration pursuant to subsection (d) of this Article.

(iv) On the first day of each Renewal Term and until final determination of the Fair Market Rent, the fixed annual rent shall be increased to the amounts set forth in subsection (b) above. Upon final determination of the Fair Market Rent, the fixed annual rent as of

the first day of the applicable Renewal Term shall be increased by the greater of the amount so determined or the amounts set forth in subsection (b) above. If, as a result of such final determination, Tenant shall have underpaid the fixed annual rent for the period from the first day of the applicable Renewal Term to the date on which the Fair Market Rent is finally determined, Tenant shall pay to Landlord the amount of such underpayment, together with interest thereon computed from the first day of such Renewal Term until payment thereof.

(v) The Base Tax Year shall be changed to the period July 1, 2014 to June 30, 2015 with respect to the First Renewal Term and to the period July 1, 2019 to June 30, 2020 with respect to the Second Renewal Term. The Base Common Charge Year shall be changed to 2014 with respect to the First Renewal Term and to 2019 with respect to the Second Renewal Term. Such payments shall continue to be computed as provided in Article 47.

(d) If Tenant shall timely dispute Landlord's Determination of the Fair Market Rent (hereinafter referred to as "Market Rent") pursuant to subparagraph (c)(ii) above, then Market Rent shall be determined in accordance with the provisions of this subparagraph 93(d). Tenant shall request arbitration by giving notice to that effect to Landlord, specifying in said notice the nature of the dispute, and that said dispute shall be determined in the City of New York, by a panel of three arbitrators, in accordance with the then prevailing real estate valuation arbitration rules of the American Arbitration Association (or any organization which is the successor organization being hereinafter referred to as the "AAA") as the same may be modified by this subparagraph (d). Any determination or award made in such arbitration in accordance with and pursuant to this subparagraph (d) shall be in writing, be final and conclusive on the parties (counterpart copies thereof shall be delivered to each of the parties) and shall not add to, subtract from or otherwise modify the provisions of this lease. The award in such arbitration may be enforced on the application of either party by the order of judgment of a court of competent jurisdiction.

(2) The fees and expenses of any arbitration hereunder shall be borne by the parties equally, but each party shall bear the expense of its own arbitrator, attorneys and experts and the additional expense of presenting its own proof.

(3) The following provisions shall apply to the conduct and determination of such arbitration and shall supersede any conflicting or inconsistent provisions of said real estate valuation arbitration rules:

(i) Each of the arbitrators shall have at least ten (10) years' experience in the appraisal of office buildings in the vicinity of the Building and shall be a member of the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers, or any successor bodies of comparable function.

(ii) Landlord and Tenant shall each appoint their own arbitrator within fifteen (15) days after the giving of notice of arbitration by Tenant, which notice shall state that such party seeks a determination of the Market Rent pursuant to this Article (d). If either Landlord or Tenant shall fail to timely appoint an arbitrator, the appointed arbitrator shall appoint a second arbitrator who shall be impartial, within fifteen (15) days after such party's failure to appoint. Such two arbitrators shall have twenty (20) days to appoint a third arbitrator who shall be impartial. If such arbitrators fail to do so, then either Landlord or Tenant may request the AAA to appoint an arbitrator who shall be impartial within twenty (20) days of such request and both parties shall be bound by any appointment so made within such 20-day period. If no such third arbitrator shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for arbitration, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to make such appointment.

(4) The third arbitrator only shall subscribe and swear to an oath fairly and impartially to determine such dispute. The three arbitrators shall conduct such hearings as they deem appropriate (or such hearings as Landlord and Tenant shall jointly request). Each parties' arbitrator shall determine independently of the other the Market Rent based solely on the criteria set forth in the application section of this lease providing for such determination. Within fifteen (15) days after the third arbitrator has been appointed, each of the first two arbitrators shall deliver to the third arbitrator his determination in writing in a sealed envelope and the third arbitrator shall have made its determination and placed the same in a sealed envelope. As soon as practicable thereafter, and if possible, within twenty (20) days of the designation of the third arbitrator, but in no event later than thirty (30) days after such designation the arbitrators shall meet and with all three arbitrators present open the

envelopes and disclose their respective determinations (Landlord and Tenant shall have the right to attend this meeting). If at least two of the three arbitrators shall concur in their determination of Market Rent, their determination shall be final and binding upon the parties as the determination of Market Rent. If the arbitrators fail to concur, then Market Rent shall be an amount equal to fifty (50%) percent of the sum of the two determinations by the arbitrators closest in amount, such amount shall be final and binding upon the parties as the determination of Market Rent.

(e) Landlord and Tenant shall, upon the request of the other party, execute, acknowledge and deliver to the other party an instrument or instruments in form reasonably satisfactory to both parties confirming each Renewal Term, but any failure of the parties to execute, acknowledge and deliver such instruments shall not affect the validity of the applicable Renewal Term or any of the provisions of this subparagraph (e).

(f) The foregoing renewal options may not be exercised by a subtenant or assignee of Tenant.

94. MISCELLANEOUS

(a) If any provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such provision to all other persons and circumstances shall not be affected and shall be valid and enforceable to the fullest extent of the law.

(b) In the event that there exist violations against the Building Project as of the Commencement Date which impair Tenant's ability to occupy the demised premises or perform its initial alterations (and such violations have not been caused by the act or omission of Tenant or its agents), Landlord shall cure same at its sole cost and expense.

(c) All trade fixtures, furniture, furnishings, equipment and other movable personalty owned or installed by Tenant before or during the term hereof, or any extension thereof, shall remain Tenant's property, and Tenant, at any time and from time to time, including but not limited to the expiration or termination of this Lease, may, but shall not be obligated to remove same, except that at the expiration or termination of the term hereof, Tenant shall remove same. Tenant agrees to repair any damage attributable to the removal of any of its property. Landlord hereby waives any statutory or other lien which it may have with respect to same including, without limitation, any distraint for rent.

(d) Anything herein contained to the contrary, notwithstanding, and so long as said contest does not create any default by Landlord or subject Landlord, its employees, agents and affiliates to criminal liability, Tenant shall have the right, at its own cost and expense, to contest, in whole or in part, the legality or applicability of the statutes, ordinances, rules, orders, regulations and requirements herein referred to by appropriate legal proceedings, provided that Landlord and its successors-in-interest are indemnified and held harmless against any fines or penalties that may result therefrom (such indemnity to survive the expiration or earlier termination hereof). So long as Tenant complies with the foregoing, Tenant need not make compliance therewith while such contest is pending.

(e) Landlord agrees that, at Tenant's sole cost and expense, it shall reasonably cooperate with Tenant and shall execute all forms, applications, affidavits and permits that Tenant shall reasonably request Landlord to sign in order that Tenant may operate its business at the demised premises as it intends in accordance with the provisions of this Lease.

(f) Landlord warrants and represents, upon which warranty and representation Tenant has relied in the execution of this Lease, that (i) Landlord has full right and lawful authority to execute this Lease for the term, in the manner and upon the conditions and provisions herein contained, and that no consent to same is required, and (ii) there is no default existing under any agreement to which this Lease is subject. As of the date hereof, Landlord represents to Tenant that it is the fee owner of the Building Project and that there are no existing mortgages which are a lien against the Building Project, or ground or underlying leases affecting the demised premises.

IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the day and year first above written.

GETTY SQUARE PARTNERS LLC

By:____________________

INTERBORO INSTITUTE, INC.

By:____________________

EXHIBIT A



WEST
35 South Broadway
7th Floor

TOTAL P.02

EXHIBIT B

NOTICE TO CONTRACTORS AND SUBCONTRACTORS WHO HAVE BEEN CONTRACTED BY INTERBORO INSTITUTE, INC. (THE "TENANT") TO WORK ON THE SPACE LEASED BY TENANT (THE "PREMISES") AT 30 SOUTH BROADWAY, YONKERS, NEW YORK (THE "BUILDING").

You are hereby notified that the work you have been hired to perform at the Building is solely for the benefit of the Tenant. The Owner and Landlord of Unit 2 in the Building, Getty Square Partners LLC (the "Owner"), shall only consent to work on the Premises in accordance with and pursuant to the terms of its lease (the "Lease") with the Tenant. The Lease contains the following relevant limitations of the Tenant, among others:

> Tenant shall not create or permit to be created any lien, encumbrance or charge upon the demised premises or any part thereof or the income therefrom, or any assets of Landlord, and Tenant in no event shall suffer any other matter or thing whereby the estate, rights and interest of Landlord in the demised premises or the Building, or any part thereof, or any assets of Landlord, might be impaired.
>
> Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of materials that would give rise to the filing of any lien against the demised premises or the Building or any part thereof or any assets of Landlord. Notice is hereby given, and Tenant shall deliver written notice, in the form of this Exhibit, to all contractors at the demised premises prior to the performance of any work therein so stating, that Landlord shall not be liable for any work performed or to be performed at the demised premises for Tenant or for any materials furnished or to be furnished at the demised premises for any of the foregoing, and that no mechanic's or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the demised premises or the Building or any asset of Landlord. As a condition to Landlord's consent to any alteration, such notice shall be acknowledged by Tenant and any contractor, subcontractor, laborer or materialman and such acknowledged notice shall be delivered to Landlord.

The Owner's consent to this work is not intended to constitute consent within the meaning of Section 3 of the New York Lien Law. Please take further notice that the Owner has not been an affirmative factor in procuring your labor, materials and services, does not intend to reap any benefit from your labor, materials or services, and accordingly has no obligation whatsoever to pay for your labor, materials or services for your work at the Premises.

All improvements which you make to the Premises are solely for the Tenant's benefit and at the Tenant's expense. You are to look solely to the Tenant for payment for your labor, materials and services.

As a condition to Owner's consent to this work, please acknowledge this notice in the space provided below.

INTERBORO INSTITUTE, INC.

By:__________________________
Name:
Title:

ACKNOWLEDGED:

__________________________ [Contractor]

By: __________________________
Name:
Title:

EXHIBIT C

LANDLORD'S WORK

Attached hereto are the following plans and specifications for Landlord's Work, consisting of drawings prepared by Van Brody Architects:

GNOTES-2K.DWG - - (A-N1)GENERAL CONSTRUCTION AND CONTRACTOR NOTES
PLNS7-7-2K.DWG - - (A-O SHEET) ZONING NOTES, DETAILS, PLOT PLAN
A-1-200.DWG - - (A-1)FLOOR PLAN, CORRIDOR ELEVATIONS, DETAILS
E1-2K.DWG - - (E-1) ELECTRICAL NOTES
E2-2K.DWG - - (E-2) ELECTRICAL SPECIFICATIONS
E3-2K.DWG - - (E-3) ELECTRICAL PLAN
E4-2K.DWG - - (E-4) REFLECTED CEILING PLAN
M-2K.DWG - - (M-1),(M-2),(M-3) MECH. NOTES, DETAILS, PLAN
RCP-2K.DWG - - X-REF FOR DRAWINGS ABOVE (DO NOT OPEN)
POWER-2K.DWG - - X-REF FOR DRAWINGS ABOVE (DO NOT OPEN)
T-BLOCK-2K.DWG - - X-REF FOR DRAWINGS ABOVE (DO NOT OPEN)



ELEC. PLAN


ADMIN
I.T.
REGISTRAR
A.A.
A.A.
HALL B
STORAGE
PRINTING
HALL A
A/C
HALL C
HALL D
CLASSROOM
430 S.F.
28 STUDENTS
@ 14.3 s.f.
LIBRARY
PASSAGEWAY
CLASSROOM
464 S.F.
27 STUDENTS
COMPUTER ROOM
524.5 S.F.
33 STATIONS
COMPUTER ROOM
466 S.F.
29 STATIONS

FLOOR PLAN


INTERBORO
NEW YORK, NY

	HEAVY DUTY TYPE NON-FUSED DISCONNECT SWITCH IN NEMA 1 ENCLOSURE, U.O.N. 'A' – SWITCH RATING, "C" – QUANTITY OF POLES. SWITCH VOLTAGE RATING SHALL BE APPROPRIATE FOR APPLICATION.

DRAWING NOTATIONS

NO.	DRAWING NOTE TAG	
A B	SECTION DESIGNATION ON DRAWING WHERE SECTION IS CUT	A – SECTION DESIGNATION B – DRAWING NO.
	REVISION SYMBOL	


COMPUTER ROOM
COMPUTER ROOM
CLASSROOM
PASSAGEWAY
LIBRARY
CLASSROOM
PRINTING
STORAGE
REGISTRAR
ADMIN
A/C
UP
DN

ELECTRICAL SPECIFICATION



EM
A7
LP-A
#3
LP-A
#1
A5
A3
A1